August 4, 2009

# DREYFUS AMT-FREE MUNICIPAL BOND FUND

## Supplement to Prospectus Dated December 15, 2008

**The following information supersedes and replaces any contrary information contained in the fund's prospectus, within the indicated prospectus sections:**

### "How to Buy Shares - Minimum investments"

For Regular accounts the minimum initial investment amount is $1,000 and the minimum subsequent investment amount is $100.

### "General policies - Small account policy"

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

### "Services for Fund Investors - Checkwriting privilege"

You may write redemption checks against your account for Class A or Class Z shares in amounts of $500 or more.

0319S0809

August 4, 2009

**DREYFUS MUNICIPAL FUNDS, INC.**
DREYFUS AMT-FREE MUNICIPAL BOND FUND

Supplement to Statement of Additional Information
Dated December 15, 2008

**The following information supersedes and replaces any contrary information contained in the fund's Statement of Additional Information, within the indicated sections:**

**"How to Buy Shares"**

For Class A, Class C, Class I and Class Z shares of the Fund, the minimum initial investment is $1,000. Subsequent investments in the Fund must be at least $100.

**"How to Redeem Shares - Checkwriting Privilege—Class A and Class Z Only"**

Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more.